UNITED STATES
SECURITIES & EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FROZEN FOOD EXPRESS INDUSTRIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 5, 2005

TO THE SHAREHOLDERS OF
FROZEN FOOD EXPRESS INDUSTRIES, INC.:
Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Frozen Food Express Industries, Inc. (the "Company"), a Texas corporation, will be held on Thursday, May 5, 2005, at 3:30 p.m., Dallas, Texas time, at The City Club, 901 Main Street, 69th Floor, Dallas, Texas 75202 for the following purposes:

1.	To elect two Class I directors for a three-year term, or until their respective successors are elected and qualified;
2.	Considering and voting upon approval of the 2005 Non-Employee Director Restricted Stock Plan;
3.	Considering and voting upon approval of the 2005 Executive Bonus and Restricted Stock Plan;
4.	Considering and voting upon approval of the 2005 Stock Incentive Plan;
5.	Transacting such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

You are encouraged to attend the Annual Meeting in person. Directions to the Annual Meeting are printed on the outside back cover of this Proxy Statement. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the accompanying proxy at your earliest convenience. A reply envelope is provided for this purpose, which needs no postage if mailed in the United States. Your immediate attention is requested in order to save your Company additional solicitation expense.
Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.
Only shareholders of record at the close of business on March 24, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Leonard W. Bartholomew
Dallas, Texas	LEONARD W. BARTHOLOMEW
April 8, 2005	Secretary

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Directions

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FROZEN FOOD EXPRESS INDUSTRIES, INC.
1145 Empire Central Place
Dallas, Texas 75247
Telephone: (214) 630-8090

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD May 5, 2005

SOLICITATION OF PROXIES
The accompanying proxy is solicited by the Board of Directors (the "Board") of Frozen Food Express Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at The City Club, 901 Main Street, 69th Floor, Dallas, Texas 75202, on the 5th day of May, 2005 at 3:30 p.m., Dallas, Texas time(the "Annual Meeting"), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Directions to the Annual Meeting are printed on the outside back cover of this Proxy. This Proxy Statement and accompanying proxy are being mailed or delivered to shareholders on or about April 8, 2005. Solicitations of proxies may be made by personal interview, mail, telephone, facsimile, electronic mail or telegram by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's $1.50 par value Common Stock (the "Common Stock") held of record by such persons and may reimburse such forwarding expenses. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation thereof and all clerical and other expenses of solicitation will be borne by the Company.
The principal executive offices of the Company are located at 1145 Empire Central Place, Dallas, Texas 75247.

ANNUAL REPORT
The Company's Annual Report on Form 10-K covering the fiscal year ended December 31, 2004, including audited financial statements (the "Annual Report"), is also being mailed to the shareholders entitled to notice of and vote at the Annual Meeting in the envelope containing this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

SIGNATURES OF PROXIES IN CERTAIN CASES
If a shareholder is a corporation, the accompanying proxy should be signed in its full corporate name by the President or another authorized officer, who should indicate his title. If a shareholder is a partnership, the proxy should be signed in the partnership name by an authorized person. If stock is registered in the name of two or more trustees or other persons, the proxy should be signed by each of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or an administrator. The executor or administrator should attach to the proxy appropriate instruments showing his or her qualification and authority. Proxies signed by a person as agent, attorney, administrator, executor, guardian or trustee should indicate such person's full title following his or her signature.

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REVOCATION OF PROXY
All shares represented by a valid proxy will be voted. A proxy may be revoked at any time before it is voted by the giving of written notice to that effect to the Secretary of the Company, by executing and delivering a later-dated proxy to the Secretary of the Company or by attending the Annual Meeting and voting in person. New proxies or revocations should be submitted to the Secretary of the Company at 1145 Empire Central Place, Dallas, Texas 75247.

QUORUM AND VOTING
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining the presence of a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.
Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock owned of record at the close of business on March 24, 2005 (the "Record Date"). A shareholder may, by checking the appropriate box on the proxy: (i) vote "FOR" all director nominees as a group; (ii) withhold authority to vote "FOR" all director nominees as a group; or (iii) vote "FOR" all director nominees as a group except those nominees identified by the shareholder in the appropriate area. With respect to the other proposals, a shareholder may, by checking the appropriate box on the proxy; (a) vote “FOR” the proposal; (b) vote “AGAINST” the proposal; or (c) “ABSTAIN” from voting on the proposal. Cumulative voting is not permitted.

ACTION TO BE TAKEN UNDER THE PROXY
The accompanying proxy, if properly executed and returned, will be voted, unless otherwise specified thereon, (i) FOR the election of the two nominees named under "Nominees for Directors" below, (ii) FOR the approval of the 2005 Non-Employee Director Restricted Stock Plan, (iii) FOR the approval of the 2005 Executive Bonus and Restricted Stock Plan, (iv) FOR the approval of the 2005 Stock Incentive Plan and(v)in the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof in accordance with the judgment of the proxies. The Board of the Company does not know of any such other matters or business. Should any nominee named herein for the office of director become unable or be unwilling to accept nomination for or election to such position, the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of the Company may recommend. The Board of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office. To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common stock represented in person or by proxy at the Annual Meeting. Approvals of Proposals Two, Three and Four will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have no affect in the election of directors. Broker non-votes will have no affect on proposals Two, Three and Four, and abstentions will have the same affect as a vote against proposals Two, Three and Four.

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OUTSTANDING CAPITAL STOCK; PRINCIPAL SHAREHOLDERS
At the close of business on the Record Date, there were outstanding and entitled to be voted 17,876,874 shares of Common Stock. The following table sets forth certain information, as of the Record Date, with respect to each person known to the management of the Company to be a beneficial owner of more than five percent of the outstanding Common Stock. For information relating to the beneficial ownership of the Company's Common Stock by (a) each director and director nominee who is a stockholder of the Company; (b) each of the named executive officers who is a stockholder of the Company; and (c) all executive officers and Directors of the Company as a group, see "Nominees for Directors" contained herein.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Frozen Food Express Industries, Inc.	2,902,042	16.23%
401(k) Savings Plan
ABN AMRO Trust Services Company
161 N Clark Street, 10th Floor
Chicago, IL 60601
Stoney M. Stubbs, Jr.(2)	1,633,524(3)	8.85%
158 Jellico Circle
Southlake, TX 76092
Sarah M. Daniel (4)	1,435,138	8.03%
612 Linda
El Paso, TX 79922
Lucile B. Fielder (4)	1,324,972	7.41%
104 South Commerce St.
Lockhart, TX 78644
Dimensional Fund Advisors, Inc.	1,344,354(5))	7.52%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
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(1)	Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to all shares owned by him or her, and all shares are directly held by the person named.
(2)	Mr. Stubbs holds, and has held for the past twenty-five years, the offices of Chairman of the Board, President and Chief Executive Officer of the Company and FFE Transportation Services, Inc. (“FFE”).
(3)
Includes 576,326 shares issuable pursuant to options exercisable by Mr. Stubbs within 60 days, 209,058 shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 24,746 shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan, and 578,925 shares held in family partnerships controlled by Mr. Stubbs.

(4)	Ms. Daniel has sole voting and dispositive power over 66,714 shares, joint voiting and dispositive power with her husband over 45,092 shares, and shared voitng and dispositive power with Ms. Fielder over 1,323,332 shares owned by Weller Investment, Ltd. Ms. Fielder has sole voting and dispositive power over 1,640 shares and shared voting and dispositive power with Ms. Daniel over 1,323,332 shares owned by Weller Investment Ltd.
(5)	Information concerning the number of shares owned by Dimensional Fund Advisors, Inc. is as of December 31, 2004 and was obtained from a Schedule 13G/A dated February 9, 2005.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
The Company is committed to having sound corporate governance principles. Having such principles is essential to running the Company’s business efficiently and maintaining integrity in the marketplace. The Company’s Code of Business Conduct and Ethics is available on the Internet website at http://www.ffex.net under the “corporate governance” link.

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Board Independence
The Company’s Board has determined that each of our five non-employee directors has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards. Such directors are hereinafter referred to as “Independent Directors” and are identified in the table set forth below.

Board Structure and Committee Composition
Our Board has five Independent Directors, an Audit Committee and a Compensation Committee. The membership during 2004 and the function of each of the committees are described below. During 2004, the Board held five meetings. Each director attended at least 92% of all Board and applicable committee meetings.

Name of Independent Director	Audit	Compensation

Jerry T. Armstrong	X
W. Mike Baggett	X	X
Brian R. Blackmarr		Chair
Leroy Hallman	Chair	X
T. Michael O’Connor	X
Number of Meetings in Fiscal 2004	8	2

X = Committee member

Consideration of Director Nominees
Each Independent Director has the responsibility to periodically assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, applicable listing standards and laws, individual director performance, expertise, experience, willingness to serve actively, number of other public and private company boards on which a director candidate serves, consideration of director nominees timely proposed by shareholders in accordance with the Bylaws and other appropriate factors. Other specific duties and responsibilities of the Independent Directors as a group include but are not limited to: recommending to the Board the individuals to be nominated for election as directors at each annual meeting of shareholders, identifying and recommending to the Board the appointees to be selected by the Board for service on the committees of the Board, retaining and terminating any search firm used to identify director candidates, overseeing an annual review of the performance of the full Board and performing any other activities the Board considers appropriate.

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Procedures for Nominations by Shareholders
The Company does not have a standing nominating committee or a committee performing similar functions. The Board believes that it is appropriate for the Company not to have such a committee because director nominees have historically been selected by the Board, a majority of which are considered independent under Nasdaq director independence standards. In accordance with Nasdaq Stock Market Marketplace Rules, a majority of the Company's Independent Directors will recommend director nominees for the Board's consideration. Because the Company does not maintain a standing nominating committee, there exists no written committee charter; however, the Company has adopted the nomination policy described in this section by Board resolution.
The Independent Directors have adopted policies concerning the process for the consideration of director candidates by shareholders. The Independent Directors will consider director candidates submitted by shareholders of the Company. Any shareholder wishing to submit a candidate for consideration should send the following information to the Secretary of the Company, Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247:
•
The name and address of the shareholder submitting the candidate as it appears on the Company’s books and records; the number and class of shares owned beneficially and of record by such shareholder and the length of period held; and proof of ownership of such shares;

•	Name, age and address of the candidate;
•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and rules adopted thereunder;

•	A description of any arrangements or understandings between the recommending shareholder and such candidate;
•	A supporting statement which describes the candidate’s reasons for seeking election to the Board, and documents his or her ability to satisfy the director qualifications; and
•	A signed statement from the candidate, confirming his or her willingness to serve on the Board.

The Secretary will promptly forward such materials to the Independent Directors. The Secretary will also maintain copies of such materials for future reference by the Independent Directors when filling Board positions.
If a vacancy arises or the Board decides to expand its membership, the Independent Directors will seek recommendations of potential candidates from a variety of sources (which may include incumbent directors, shareholders, the Company’s management and third-party consultants). At that time, the Independent Directors also will consider potential candidates submitted by shareholders in accordance with the procedures described above. The Independent Directors will then evaluate each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Independent Directors seek to identify and recruit the best available candidates, and intend to evaluate qualified shareholder candidates on the same basis as those submitted by other sources.

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After completing this process, the Independent Directors will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Independent Directors will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The Independent Directors will then contact the desired candidate(s) to evaluate their potential interest and to set up interviews with the Independent Directors. All such interviews will be held in person, and include only the candidate and the Independent Directors. Based upon interview results, the candidate’s qualifications and appropriate background checks, the Independent Directors will then decide whether they will recommend the candidate’s nomination to the full Board.

Shareholder Communications With the Board
The Board has adopted the following procedures for shareholders to send communications to the Board or individual directors of the Company:
Shareholders seeking to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247. The Secretary of the Company will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary of the Company, in his or her discretion, deems to be a security risk or for harassment purposes) to each member of the Board, or if applicable, to the individual director(s) named in the correspondence. Subject  to the following, the Chairman of the Board and the Independent Directors will receive copies of all shareholder communications, including those addressed to individual directors, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman. In such an event, the Secretary of the Company will first consult with and receive the approval of the Independent Directors before disclosing or otherwise discussing the communication with the Chairman.
The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes, and the Company also reserves the right to verify ownership status before forwarding shareholder communications to the Board.
The Secretary of the Company will determine the appropriate timing for forwarding shareholder communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.
Shareholders also have an opportunity to communicate with the Board at the Company’s annual meetings of shareholders. Absent unusual circumstances, directors are expected to attend all annual meetings of shareholders. All directors attended the 2004 Annual Meeting of Shareholders.

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Audit Committee
The Audit Committee was established in accordance with the Exchange Act. The Board has concluded that the Audit Committee is comprised only of Independent Directors who satisfy the Nasdaq listing standards financial literacy requirements and that Mr. Armstrong is the "audit committee financial expert" within the meaning of the Securities and Exchange Commission rules. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the qualifications of the Company’s Independent Registered Public Accounting Firm, the Company’s compliance with legal and regulatory requirements and the Company’s internal audit function and internal controls over financial reporting. The Audit Committee works closely with management as well as the Company’s Independent Registered Public Accounting Firm.
The report of the Audit Committee is included herein on page 24 of this proxy.

Compensation Committee
The Compensation Committee issues a report annually on executive compensation for inclusion in the proxy statement and provides a general overview of the Company’s compensation structure, including the Company’s equity compensation and certain employee benefit plans. Other specific duties and responsibilities include reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of each executive officer in accordance with those objectives, approving and amending the Company’s incentive compensation and stock option program and recommending compensation arrangements for the directors. The current report of the Compensation Committee is included herein on page 13 of this proxy.

DIRECTOR COMPENSATION
On May 12, 2004, upon the recommendation of the Compensation Committee following its review of twelve publicly traded peer companies and other consideration, the Board approved an increase in non-employee director’s compensation. For each Board meeting personally attended the fee was increased from $1,000 to $2,000 and each committee meeting personally attended which is not on the same day as a Board meeting was increased from $500 to $1,000. An annual retainer of $3,000 for the Audit Committee Chairman, $1,500 for the Audit Committee Financial Expert and $1,500 for the Compensation Committee Chairman were initiated as a result of the review.
The 1995 Non-Employee Director Stock Option Plan (the "Director Plan") is intended to advance the interests of the Company and its shareholders by attracting and retaining experienced and able Independent Directors. Upon a non-employee director’s initial appointment or election to the Board, he or she is granted an option to purchase 9,375 shares of Common Stock. Reelected and continuing non-employee directors are granted an option to purchase 1,875 shares of Common Stock on the day of the annual shareholders meeting.
If an Independent Director has served for one or more years prior to the grant of an option, the option is immediately exercisable for one-seventh of the number of shares subject to the option for each full year such non-employee director has served. On each anniversary thereafter, one-seventh of the number of shares subject to the option become exercisable. Options expire if not exercised before the tenth anniversary of grant. Upon death, options become fully exercisable and may be exercised by the beneficiary under the option holder's will or the executor of such option holder's estate at any time prior to the second anniversary of his or her death. If an option holder ceases to be a director for any other reason, the vested options may be exercised at any time prior to the second anniversary of the date he or she ceases to be a director. In no event, however, shall the period during which options may be exercised extend beyond the tenth anniversary of an option’s grant. No shares from the exercise of the options may be sold by a director until the expiration of six months after the date of grant.

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Per-share stock option exercise prices are the greater of $1.50 or fifty percent (50%) of the fair market value of the Common Stock at the close of business on the day prior to the date of a stock option’s grant. The exercise price may be paid in cash, check or shares of the Company's Common Stock. No option may be granted pursuant to the Director Plan after March 3, 2005. Grants are subject to adjustments to reflect certain changes in capitalization.
On April 29, 2004 each Independent Director was granted an option to purchase 1,875 shares with an exercise price of $3.59 per share.

NOMINEES FOR DIRECTORS
(Proposal No. 1)
The Company’s Board of Directors currently consists of eight members and is divided into three classes. Each year, the directors in one of the three classes are elected to serve for a three-year term. At the 2005 Annual Meeting, two incumbent Class I directors are nominated for election to serve until the year 2008 Annual Meeting of Shareholders or until their successors are elected and qualified. Three Class II and three Class III incumbent directors will not be elected this year, because their current three-year terms do not expire until 2006 or beyond.
If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted "For" the two persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.
If any nominee is unable or unwilling to accept nomination, the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of the Company may recommend. The Board of the Company has no reason to believe that either of the nominees will be unable or unwilling to serve if elected to office. To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy and voting at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of directors.
The Company’s Bylaws, as amended, provide that the Board of Directors shall consist of nine directors. Presently, there are eight directors. Management is attempting to identify a qualified candidate to fill the vacancy on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.
The following table presents information regarding the name, age, occupation, term as a director of the Company and beneficial ownership of the Company’s Common Stock for each director including the two persons nominated for election to be a director at the Annual Meeting. Each director has served continuously since the date he first became a director.

Our Board recommends a vote FOR the election to the Board of both of the following nominees.

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Name	Age	Principal Occupation During Past Five Years and Directorships	First Became a Director	Term Expiration Date	Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Nominees For Election
Jerry T. Armstrong (2)	66	Chairman and CEO of Wind Associates, Inc., a private investment and management company, since 1997. Mr. Armstrong has held executive positions and served on the Boards of a number of transportation companies and currently serves as a director of Landair Corporation.	2003	2008	I	3,750 (3)	*

Leroy Hallman	89	Attorney, Retired	1975	2008	I	34,150 (4)	*

Continuing Directors

Brian R. Blackmarr	63	CEO, RFID Systems, Inc., a software company, since June 2002, CEO, Fusion Laboratories, Inc., a software Company, from January 2001 until June 2002, and CEO, eBusLink, Inc., a technology consulting company from August 1999 until January 2001.	1990	2006	II	33,750 (4)	*

W. Mike Baggett	58	Chairman, President and CEO of Winstead Sechrest & Minick, P.C., a Dallas-based law firm, since 1992.	1998	2006	II	18,094 (6)	*

F. Dixon McElwee, Jr. (7)	58	Chief Financial Officer and Senior Vice President of the Company and FFE since September 1999.	1999	2006	II	157,404(6)

T. Michael O'Connor	50	Partner T. J. O'Connor Cattle Co. since 1999.	1992	2007	III	18,750 (9)	*

Stoney M. Stubbs, Jr.	68	Chairman of the Board President and Chief Executive Officer of the Company and FFE since 1980.	1977	2007	III	1,633,524(10)	8.85%

Charles G. Robertson (7)	63	Executive Vice President of the Company and Executive Vice President and Chief Operating Officer of FFE since 1987.	1982	2007	III	839,151(11)	4.59%
All directors and executive officers, as a group (8 people)						2,738,573 (12)	14.36%
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* less than 1%
(1)	Except as otherwise noted, all shares are held directly, and the owner has sole voting and investment power.
(2)	The Board of Directors has determined that Mr. Armstrong is an “audit committee financial expert” as such term is defined by regulations promulgated by the SEC.
(3)	Represents 3,750 shares issuable pursuant to options exercisable by Mr. Armstrong within 60 days.
(4)	Includes 13,125 shares issuable pursuant to options exercisable by Mr. Hallman within 60 days and 7,475 shares held by a trust of which Mr. Hallman is the Trustee.
(5)	Includes 18,750 shares issuable pursuant to options exercisable by Mr. Blackmarr within 60 days.
(6)	Includes 16,068 shares issuable pursuant to options exercisable by Mr. Baggett within 60 days.
(7)	Mr. Robertson is also a director of FFE. Mr. McElwee is also a director of FFE.
(8)
Includes 136,725 shares issuable pursuant to options exercisable by Mr. McElwee within 60 days, 7,738 shares allocated to Mr. McElwee's account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan and 12,941 shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan.

(9)	Represents 18,750 shares issuable pursuant to options exercisable by Mr. O’Connor within 60 days.
(10)
Includes 576,326 shares issuable pursuant to options exercisable by Mr. Stubbs within 60 days, 209,058 shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 24,746 shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan, and 578,925 shares held in family partnerships controlled by Mr. Stubbs.

(11)
Includes 416,653 shares issuable pursuant to options exercisable by Mr. Robertson within 60 days, 140,192 shares allocated to his account in the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 19,935 shares allocated to his account in the FFE Transportation Services, Inc. 401(k) Wrap Plan, and 192,236 shares held by a family partnership controlled by Mr. Robertson.

(12)	Includes 1,200,147 shares issuable pursuant to options exercisable within 60 days, 356,988 shares allocated to the accounts of executive officers pursuant to the Frozen Food Express Industries, Inc. 401(k) Savings Plan, 57,622 shares allocated to the accounts of executive officers pursuant to the FFE Transportation Services, Inc, 401(k) Wrap Plan and 771,161 shares held by family partnerships controlled by directors and executive officers, and 7,475 shares held by a trust of which a director is Trustee.

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EXECUTIVE COMPENSATION
Summary Compensation Table:
Set forth below is information with respect to the compensation paid by the Company for services rendered during 2004, 2003 and 2002, to each executive officer (collectively, the “Executive Officers”):

					Long-term Compensation Awards
		Annual Compensation			Restricted Stock	Securities Underlying Options/	All Other
Name and Principal Position	Year	Salary	Bonus	Total (1)	Awards $ (2)	SARs # (3)	Compensation (4)
Stoney M. Stubbs, Jr.	2004	$349,184	$118,470	$467,654	$147,085	50,000	$358,645
Chairman of the Board	2003	$317,613	-	$317,613	$41,613	90,000	$307,435
President and	2002	$317,613	-	$317,613	$13,283	214,027	$22,358
Chief Executive Officer of the Company and FFE

Charles G. Robertson	2004	$274,099	$87,369	$361,468	$115,416	50,000	$215,444
Executive Vice President	2003	$247,595	-	$247,595	$25,591	65,000	$192,623
of the Company and	2002	$247,595	-	$247,595	$16,168	147,164	$13,217
Executive Vice President and Chief Operating Officer of FFE

F. Dixon McElwee, Jr.	2004	$201,821	$60,546	$262,367	$106,750	50,000	$8,313
Chief Financial Officer and	2003	$184,263	-	$184,263	$24,150	40,000	$2,534
Senior Vice President of the Company and FFE	2002	$184,263	-	$184,263	$11,129	22,500	$2,744

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(1) Personal benefits provided to each of the named individuals under various company programs do not exceed the disclosure thresholds established under SEC rules and are not included in this total.
(2) Includes restricted phantom stock units awarded pursuant to the FFE Transportation Services, Inc. 2000 Executive Bonus and Phantom Stock Plan (the “Executive Plan”) or in accordance with the Company’s Supplemental Executive Retirement Plan (the “SERP”) and Common Stock issued to a trust for the benefit of participants in the FFE Transportation Services, Inc. 401(k) Wrap Plan (the “Wrap Plan”). Phantom stock units generally will be adjusted to prevent dilution in the event of any cash and non-cash dividends, recapitalizations and similar transactions affecting the Common Stock. An officer may elect to cash out any number of the phantom stock units between December 1 and December 15 of any year. In that event an amount equal to the product of the greater of (i) the fair market value of a share of Common Stock as of the last business day of the calendar year in which such election is made and (ii) the average of the fair market values of a share of Common Stock as of the last business day of each calendar month of the calendar year in which such election is made multiplied by the number of units that the officer elected to cash out shall be paid to the officer. In the event of certain mergers, the sale of all or substantially all of the Company’s assets and certain similar transactions (a “Reorganization”) within six months after the date an officer has been paid for units and as a result of such Reorganization the holders of Common Stock receive cash for each share so held in an amount in excess of the amount paid to such officer for such units, then such excess shall be paid to the officer.
The following table sets forth the total number of phantom stock units and shares of restricted Common Stock issued to a trust awarded under the Executive Plan, the SERP and the Wrap Plan for 2004, 2003 and 2002, for the benefit of each Executive Officer of the Company:

	2004	2003	2002
Mr. Stubbs	11,402	6,267	5,129
Mr. Robertson	8,947	3,854	6,242
Mr. McElwee	8,275	3,637	4,283

During 2000, a "grantor" (or "rabbi") trust was established in connection with the Wrap Plan to hold Company assets to satisfy obligations under the Plan. As of December 31, 2004, the total number of phantom stock units and shares of Restricted Common Stock allocated to the accounts of Messrs. Stubbs, Robertson, and McElwee was 122,710, 82,331 and 17,500, respectively. The total value of such accounts, based upon the market price of a share of Common Stock on December 31, 2004 was $1,582,960, $1,062,068 and $225,753, respectively, for Messrs. Stubbs, Robertson, and McElwee.
(3) Options to acquire shares of the Company’s Common Stock.
(4) Amounts shown in this column include the following benefits associated with split dollar arrangements and supplemental medical:
Split Dollar Bonus and Base Salary Increase
The Company had previously entered into Split Dollar Agreements with each of The Stubbs Irrevocable 1995 Trust and The Robertson Irrevocable 1995 Trust for the benefit of Stoney M. Stubbs, Jr. (“Stubbs”) and Charles G. Robertson (“Robertson”). Under the agreements the Company agreed to pay certain premium payments under split dollar life insurance policies, and the trusts agreed to repay such premiums to the Company on the earlier of surrender or cancellation of each policy for its cash value or upon payment of death benefits. Due to changes in the law and other pertinent factors during 2003, the Board terminated such obligation to pay premiums with respect to each policy and agreed to compensate Stubbs and Robertson for the loss by (i) paying cash bonuses to each of Stubbs and Robertson of $296,276 and $185,414, respectively, which amounts equal one-half of the total premiums still payable under each of their respective policies and (ii) increasing the base salary by $45,717 and $17,132 for Stubbs and Robertson, respectively, effective November 12, 2003 to offset adverse federal tax consequences resulting from their revised arrangements.
Split Dollar Life Valuation
The value of benefits, as determined under a methodology required by the U.S. generally accepted accounting principles, ascribed to Split Dollar life insurance policies whose premiums were paid by the Company.
Supplemental Medical Benefits
The Company maintains an Exec-U-Care Medical Reimbursement Plan which provides additional health insurance protection for certain key employees of the Company and its subsidiaries, in addition to the group health and life insurance policies provided to all employees.

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		Split Dollar
			Base Salary		Supplemental
		Bonus	Increase	Valuations	Medical	Total
Stoney M. Stubbs, Jr.	2004	$296,276	$45,717	-	$16,652	$358,645
	2003	$296,276	$6,506	$120	$4,533	$307,435
	2002	-	-	$19,172	$3,186	$22,358

Charles G. Robertson	2004	$185,414	$17,132	-	$12,898	$215,444
	2003	$185,414	$2,438	$27	$4,744	$192,623
	2002	-	-	$9,949	$3,268	$13,217

F. Dixon McElwee, Jr.	2004	-	-	-	$8,313	$8,313
	2003	-	-	-	$2,534	$2,534
	2002	-	-	-	$2,744	$2,744

Option/SAR Grants in Last Fiscal Year
Following is information concerning the grant of stock options to the Executive Officers in 2004 under the Company’s option plans:

		Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (2)	% of Total Options/SARS Granted to Employees In Fiscal Year	Exercise or Base Price (#/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (1)
					5%	10%
Mr. Stubbs	50,000	8.9%	$6.71	05/12/2014	$210,994	$534,701
Mr. Robertson	50,000	8.9%	$6.71	05/12/2014	$210,994	$534,701
Mr. McElwee	50,000	8.9%	$6.71	05/12/2014	$210,994	$534,701
(1)	Represents assumed rates of appreciation only. Actual gains depend on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
(2)
All options granted were granted on May 12, 2004, under the 2002 Incentive and Nonstatutory Stock Option Plan, are exercisable one year from the date of grant, expire ten years from the date of grant, and were granted with an exercise price equal to the market price of the Common Stock on the date of grant.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
The following table provides information, with respect to each Executive Officer, concerning the exercise of options during the last fiscal year and the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 2004 and the value of in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 2004:
Name	Shares Acquired On Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-end ($)(1) ($) Exercisable/Unexercisable

Mr. Stubbs		$ -	526,326/50,000	$5,503,769/$309,500
Mr. Robertson		$ -	366,653/50,000	$3,833,608/$309,500
Mr. McElwee		$ -	86,725/50,000	$ 907,880/$309,500
(1)
The closing price for the Company's Common Stock as reported by Nasdaq on December 31, 2004, was $12.90. Value is calculated on the basis of the difference between $12.90 and the option exercise price of an "in-the-money" option multiplied by the number of shares of Common Stock underlying the option.

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Change in Control Agreements
The Company has entered into Change in Control Agreements ("Agreements") with each Executive Officer, pursuant to which each Executive Officer is entitled to severance benefits in the event of a "change in control" of the Company during the term of his employment.
Under the terms of the Agreements, if an Executive Officer (i) is terminated by the Company without cause during the six month period following a change in control ("Transition Period"), (ii) resigns for "good reason" (as defined in the Agreements) during the Transition Period, or (iii) resigns for any reason during the ten day period following a change in control or during the thirty day period following the Transition Period, then the Company is required to provide the Executive Officer with certain payments and benefits. Such payments and benefits include (a) payment of accrued and unpaid base salary, car allowance, plus accrued and unpaid bonus, if any, for the prior fiscal year plus a pro-rated bonus (as defined in the Agreements) for the year during which such Executive Officer's employment is terminated; (b) payment of a lump sum amount equal to the sum of 2.9 times the Executive Officer's annual pay (as defined in the Agreement); (c) payment of the unvested account balance under the Company's 401(k) Savings Plan and 401(k) Wrap Plan; (d) continued participation, at the same premium rate charged when actively employed, in the Company's employee welfare plans, until the expiration of two years following the change in control or cash equivalent; (e) vesting of all stock options on change of control; and (f) "gross-up" payments, if applicable, in the amount necessary to satisfy any excise tax imposed on the Executive Officer by the Internal Revenue Code of 1986, as amended (the ("Code")).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
This report has been prepared by Messrs. Brian R. Blackmarr, Chairman, W. Mike Baggett and Leroy Hallman, serving as the Company's Compensation Committee during 2004. Each member is an Independent Director. We are responsible for overseeing the development and administration of all compensation policies and programs for executive officers of the Company.
  We seek to design compensation programs that align the interests of such officers with the Company's shareholders. We have implemented compensation programs we believe will enhance the profitability of the Company, and reward such officers for efforts to achieve enhanced profitability. We believe the compensation programs allow the Company to attract, motivate, and retain the services of its executive officers.
The executive compensation package is designed to retain senior management by providing total compensation comparable to the Company's competitors. To align the interests of the Company's executives with the interests of shareholders, a substantial portion of each executive's compensation is provided through annual and long-term incentive plans. Such plans place a substantial portion of the executives' compensation packages at risk and serve as an integral component of the Company's executive compensation philosophy. We believe the executives' attentions are better balanced between achieving short-term business goals and increasing the long-term value of the Company with a "pay-at-risk" policy. The programs reward executive officers for successful leadership when certain levels of Company performance are achieved. The Company's executive officer compensation program also provides base salary, supplemental retirement benefits and other benefits, including medical and retirement plans generally available to all Company employees.

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We periodically retain the services of an outside consulting firm to review the Company's executive compensation practices. Such a review of base salary, short-term bonus and long-term incentives was completed in February of 2004. These reviews also cover retirement benefits for the Company's executive officers as measured against the competitive pay practices of a peer group of publicly-traded trucking companies. The major components of executive compensation are detailed below.
Base Salary
As part of the review performed by outside consultants, base salary levels of the executives are reviewed to ensure comparability with other publicly-traded trucking companies. Base salary levels of executive officers have been set below the market median of the amounts paid to such peer group executives in the past. We directed our outside consultants to compare compensation practices with a peer group of twelve publicly traded companies with operations most similar to the Company's. Based on this study and our recommendations, the Board approved a 10% increase in Mr. Stubbs base salary effective January 1, 2004.
Annual Incentive/Bonus Compensation
The Company's shareholders reapproved the incentive compensation program in 1999. The program is designed to reward key employees for the Company's performance based on the achievement of performance goals established prior to the particular year. Components of annual incentive compensation include an Incentive Bonus Plan (the "Incentive Plan") covering all full-time FFE employees (including executive officers) and the FFE Transportation Services, Inc. 1999 Executive Bonus and Phantom Stock Plan (the "Executive Plan"), which covers only the key employees. Both plans focus on operational efficiencies. An executive officer's total cash compensation rises above the peer group market median as the Company's performance rises above the median performance of the Company's peer group. For the 2004 fiscal year, reflecting Company performance, total cash bonuses averaged approximately 30% of each executive officer’s base salary. No cash bonuses were awarded in 2003 and 2002.
Other Compensation
The Company has previously entered into Split-Dollar Agreements with each of the Stubbs Irrevocable 1995 Trust and the Robertson Irrevocable 1995 Trust for the benefit of Stoney M. Stubbs, Jr. and Charles G. Robertson. Under the Agreements, the Company agreed to pay certain premium payments under split-dollar life insurance policies, and the Trusts agreed to repay such premiums to the Company on the earlier of surrender or cancellation of each policy for its cash value or upon payment of death benefits. Due to changes in the law and other pertinent factors, the Board terminated such obligation to pay premiums. Awards to offset adverse consequences resulting from the revised arrangement for fiscal years 2004 and 2003 are disclosed in the “Summary Compensation Table”.
Long-Term Incentive Compensation
The Company's long-term incentive compensation is comprised of stock options and phantom equity programs. These serve to align the interests of the executive officers and other key employees with shareholder interests by linking executive pay with shareholder return. These programs also act as a counter-balance to the short-term goals and responsibilities of the Incentive Plan and Executive Plan.
The 2002 Incentive and Nonstatutory Option Plan (the "2002 Plan") as approved by shareholders, provides that the exercise price for incentive stock options may not be less than the fair market value of the Common Stock on the date of grant. We determine the exercise price of nonstatutory stock options under the 2002 Plan. The exercise price may not be less than 50% of the fair market value of a share of the Common Stock on the date of grant. Options granted under the 2002 Plan may not be outstanding for more than ten years. On May 12, 2004, Mr. Stubbs was granted an option to purchase 50,000 shares of Common stock under the 2002 Plan.

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Supplemental Executive Retirement and 401(k) Wrap Plans
To provide supplemental retirement benefits to executive officers and other key members of management, the Company maintains the Supplemental Executive Retirement Plan (the "SERP") and 401(k) Wrap Plan, respectively. The SERP provides benefits limited by the Internal Revenue Code of 1986, as amended (the "Code"), by awarding phantom stock units. The 401(k) Wrap Plan supplements the Company's 401(k) Plan by allowing benefits supplemental to those limited by the Code.
Both the SERP and the 401(k) Wrap Plan are unfunded deferred compensation arrangements not subject to the annual reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Awards under both the SERP and the 401(k) Wrap Plan for fiscal year 2004 are disclosed in the “Summary Compensation Table”.
Compensation for the Chief Executive Officer
During 2004, Mr. Stubbs served as the Chairman of the Board, President and Chief Executive Officer of the Company. For 2004, the Committee adjusted Mr. Stubbs’ base salary to $349,000, as compared to $318,000 for 2003 and 2002. For 2004, Mr. Stubbs received $118,470 under the Company's Executive Plan for performance measured against pre-established criteria. As disclosed in the “Summary Compensation Table”, Mr. Stubbs received approximately $358,645 in other compensation, $296,000 of which relates to an award to offset a portion of the adverse consequences associated with the revised Split-Dollar Agreement referred to above.
We evaluate Mr. Stubbs' performance by the same criteria established for all Company executives. We made an assessment of Mr. Stubbs' contributions to enhancing the Company's performance, his individual performance, and the compensation paid to chief executive officers of the Company's peer group to determine Mr. Stubbs' total compensation.

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Deductibility of Executive Compensation
The Company has entered into Change in Control Agreements ("Agreements") with each of the Executive Officers whereby such individuals will be entitled to receive payments if they are terminated without cause or resign with good reason within specified periods following the occurrence of certain events deemed to involve a change in control of the Company. See "Change in Control Agreements". Under Section 162(m) of the Code, the federal income tax deduction for certain types of compensation paid to the Chief executive officer and up to four of the other most highly compensated executive officers of publicly-held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. In determining the amount of compensation paid to the chief executive officer or the four other most highly compensated executive officers, “performance-based compensation" under Section 162(m) of the Code is disregarded. Additionally, Section 280G of the Code disallows a deduction for certain compensation paid upon a change in control of the Company. We are aware of the limitations of Section 162(m) and 280G of the Code and believe that no compensation paid by the Company will exceed these limitations, except possibly a portion of the sums payable pursuant to the Agreements in the event of a change in control of the Company, if paid.
The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.

/s/Brian R. Blackmarr, Chair
/s/W. Mike Baggett
/s/Leroy Hallman

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STOCK-BASED COMPENSATION PLAN INFORMATION
  The following table provides information concerning all of our stock-based compensation plans as of December 31, 2004. Specifically, the number of shares of Common Stock subject to outstanding options, warrants and rights and the exercise price thereof, as well as the number of shares of Common Stock available for issuance under all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation
plans approved
by security holders	2,251,432	$3.82	702,125
Equity compensation
plans not approved
by security holders	778,260	$8.88	-
Total	3,029,692	$5.12	702,125

Pursuant to our Employee Stock Option Plan (the "Plan") we issued non-qualified stock options to substantially all of our employees (except officers) in 1997, 1998 and 1999. All grants under the Plan were at market value on the date of the grant and generally do not vest for five years following the grant at which time they are 60% vested and are 100% vested after seven years. As of December 31, 2004, there were 778,260 options outstanding under the Plan of which 651,000 were exercisable. Because our officers did not participate in the Plan, no shareholder notification of the Plan was required. As of December 31, 2004, the weighted average exercise price of options outstanding under the Plan was $8.88. The Plan terminated on July 1, 2001 and no additional grants are permitted under the Plan.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS
A subsidiary of the Company leases certain tractors from Mr. Stubbs, Mr. Robertson, and a family partnership controlled by Mr. Stubbs (“Related-Party Lessors”). Because the terms of the leases are more flexible than those involving tractors leased from unaffiliated lessors, the subsidiary pays on average an 8.5% premium or approximately $150,000 a year more for these leases. Tractor rental payments during 2004 were as follows: Mr. Stubbs and the family partnership - $1,205,000 and Mr. Robertson - $623,000. The subsidiary has an option to purchase the tractors at the end of the lease term. During 2004, the subsidiary purchased (for market value) tractors valued at $735,000 from Mr. Stubbs and the family partnership and $351,000 from Mr. Robertson. The subsidiary sold these tractors to unrelated third parties and did not incur a gain or loss.
The subsidiary also rents certain trailers from related-party lessors on a month-to-month basis. Trailer rental payments during 2004 were as follows: Mr. Stubbs and the family partnership - $245,000 and Mr. Robertson - $146,000. The subsidiary has short-term leases for similar trailers with unaffiliated lessors for approximately 50% of the officers month-to-month rental payments.
During 2004, the subsidiary exchanged forty-eight 1994 refrigerated trailers, which were rented on a month-to-month basis from the officers for ninety-six 1996 dry trailers owned by the subsidiary. The fair market value of trailers exchanged was $238,000 for Mr. Stubbs and the family partnership and $171,000 for Mr. Robertson. The subsidiary sold these trailers to unrelated third parties and did not realize a gain or incur a loss.

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The Company’s Audit Committee has approved all tractor and trailer transactions between the subsidiary and the Related-Party Lessors.
The Company and the Related-Party Lessors have agreed, should the month-to-month leases be terminated within twelve months following a change in control that the Company is required to pay to the lessors a lump sum payment in cash equal to 24 times the most recent monthly rental.
The aggregate future minimum rentals under officer tractor non-cancelable operating leases at December 31, 2004 were:

	Mr. Stubbs and family partnership	Mr. Robertson	Total
2005	$1,250,000	$654,000	$1,904,000
2006	1,250,000	580,000	1,830,000
2007	1,064,000	483,000	1,547,000
2008	809,000	404,000	1,213,000
2009	302,000	163,000	465,000
Total	$4,675,000	$2,284,000	$6,959,000

FIVE-YEAR SHAREHOLDER RETURN COMPARISON
The following graph compares the cumulative total shareholder return on the Company’s Common Stock for the last five years to the S&P 500 Index and the CoreData Industry Group Index #774 - Trucking Companies (assuming the investment of $100 in the Company’s Common Stock, the S&P 500 Index and the CoreData Index on December 31, 1999 and reinvestment of all dividends).

	December 31,
	1999	2000	2001	2002	2003	2004
FROZEN FOOD EXPRESS	$100	$ 51	$ 55	$ 67	$171	$333
COREDATA INDUSTRY GROUP INDEX #774-TRUCKING COMPANIES	100	105	132	142	182	249
S&P 500 INDEX	100	91	80	62	80	89

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The Compensation Committee Report, the Audit Committee Report, references to the independence of directors, and the Stock Performance Graph are not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission, are not subject to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or in the future by our company under the Exchange Act or the Securities Act of 1933, as amended (except to the extent the Company specifically incorporates any such information into a document that is filed).

PROPOSAL TO APPROVE THE 2005 NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK PLAN
(Proposal No. 2)
The Company previously adopted the 2002 Non-Employee Director Stock Option Plan (the "2002 Plan"), which provided for formula grants of options to non-employee directors of the Company upon their initial appointment or election to the Board, and upon reelection. The 2002 Plan was previously approved by the shareholders of the Company. The 2002 Plan has terminated by its terms on March 3, 2005. The Board, following recommendation by the Compensation Committee, proposes that the Company adopt, subject to shareholder approval at the Annual Meeting, the 2005 Non-Employee Director Restricted Stock Plan (the “2005 Director Plan”). The purposes of the 2005 Director Plan are (i) to authorize the award of up to 50,000 shares of restricted stock to non-employee directors, upon their initial election or appointment to the Board, and upon reelection; (ii) to provide incentives for the recruitment and retention of well-qualified individuals to serve as non-employee members of the Board; and (iii) to align the interests of the non-employee directors with those of the Company’s shareholders.
The Company is seeking shareholder approval for the 2005 Director Plan. Shareholder approval is required under the requirements of the Nasdaq Stock Exchange which are applicable to the Company.
A copy of the 2005 Director Plan, as adopted by the Board, is attached to this Proxy Statement as Exhibit A, The principal features of the 2005 Director Plan are described below, but such description is qualified in its entirety by reference to the complete text of the 2005 Director Plan.
Description of the 2005 Director Plan. The 2005 Director Plan was adopted by the Board in February 2005, but its effective date will be the date of its approval by the Company’s shareholders. The 2005 Director Plan has a term of ten years, unless terminated sooner by the Board. A total of 50,000 shares of Common stock have been reserved for issuance under the 2005 Director Plan.
Eligibility under the 2005 Director Plan will be limited to non-employee directors of the Company. There are currently five directors who would be eligible to participate. Upon initial election or appointment to the Board, and thereafter, annually upon the date of the annual shareholder’s meeting, each non-employee Director will be awarded shares of Restricted stock which will vest over a period of three years, one-third on each anniversary of the Date of Grant, provided that the Non-Employee Director continues to serve as such as at each vesting date. The Board will determine in its discretion the number of shares of restricted stock to be awarded under the 2005 Director Plan. All shares of restricted stock will vest in full if the director should die while serving as such. As of April 1, 2005, the closing price of the Common Stock was $11.12.
New Plan Benefits. Awards to be received by non-employee directors are not determinable because the Board determines the number of shares of restricted stock awarded under the 2005 Director Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by non-employee directors receiving discretionary grants under the 2005 Director Plan are not

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determinable. For similar reasons, the Company cannot determine the awards that would have been granted to non-employee directors during the 2004 fiscal year under the 2005 Director Plan, if it had been in place during that year. No awards have yet been granted to non-employee directors under the 2005 Director Plan.

The Board recommends that shareholders vote FOR the approval of the 2005 Non-Employee Director Restricted Stock Plan.

PROPOSAL TO APPROVE THE 2005 EXECUTIVE BONUS AND
RESTRICTED STOCK PLAN
(Proposal No. 3)
The Company currently has in place the 1999 Executive Bonus and Phantom Stock Plan (the “1999 Bonus Plan”), which provides for officers of the Company to receive an incentive bonus under a formula based on operating targets, payable partially in cash and partially in phantom stock awards. The 1999 Bonus Plan was previously approved by the shareholders of the Company. The Board, following recommendation by the Compensation Committee, proposes to replace, subject to shareholder approval at the Annual Meeting, the 1999 Bonus Plan with the 2005 Executive Bonus and Restricted Stock Plan (the “2005 Bonus Plan”), effective for the Company’s 2005 fiscal year. The purpose of the 2005 Bonus Plan is to align the financial interests of key officers of the Company with its shareholders through the use of awards, payable in the Common Stock of the Company, upon the attainment of predetermined performance goals.
The Company is seeking the shareholders’ approval for the 2005 Bonus Plan. Shareholder approval is required under Nasdaq listing requirements which are applicable to the Company and is also required to qualify the restricted stock awards for the performance-based compensation exception of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
A copy of the 2005 Bonus Plan, as adopted by the Board, is attached to this Proxy Statement as Exhibit A. The principal features of the 2005 Bonus Plan are described below, but such description is qualified in its entirety by reference to the complete text of the 2005 Bonus Plan.
Description of the 2005 Bonus Plan. The Company’s officers are eligible to participate in the 2005 Bonus Plan. There are currently three individuals who are participating in the 1999 Bonus Plan. Under the 2005 Bonus Plan, officers are eligible to receive an incentive bonus if certain operating targets are met. The bonus, if earned, is paid in cash, and the officer also receives an award of shares of restricted Common Stock of the Company under the Company’s 2005 Stock Incentive Plan (described in Proposal No. 4 below). The number of restricted shares of Common Stock awarded equals 50% of the officer’s bonus for that fiscal year divided by the applicable Share Value. The applicable Share Value is the amount that is the lower of (i) the fair market value of a share of Common Stock as of the last business day of the fiscal year immediately preceding the fiscal year for which the bonus was awarded and (ii) the average of the fair market values of a share of Common Stock as of the last business day of each calendar month of the fiscal year for which the bonus was awarded. The restricted shares will vest over a period of three years, one-third per year, provided that the officer remains employed on the vesting dates.
New Plan Benefits: The following table summarizes the awards that would have been granted under the 2005 Bonus Plan in fiscal year 2004 if the 2005 Bonus Plan had been in effect with the performance goal described above.

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	2005 Executive Bonus and Restricted Stock Plan
Name and Position	Cash Bonus	Restricted Share Bonus
Stoney M. Stubbs, Jr Chairman of the Board, President and Chief Executive Officer of the Company and FFE	$118,470	8,921
Charles G. Robertson Executive Vice President of the Company and Executive Vice President and Chief Operating Officer of FFE	$87,369	6,579
F. Dixon McElwee, Jr. Chief Financial Officer and Senior Vice President of the Company and FFE	$60,546	4,559
All Current Executive Officers as a Group	$226,385	20,059
All Directors who are not Executive Officers	$0	0
All Employees, including all officers who are not Executive Officers, as a group	$0	0

The 2005 Bonus Plan differs from the 1999 Bonus Plan in that, if an officer earns an incentive bonus for a fiscal year under the 2005 Bonus Plan, he is issued shares of Restricted stock that vest over three years. Under the 1999 Bonus Plan, an officer who earned a bonus would be awarded vested phantom shares, which would not represent actual shares of Company Common stock and would not carry with them any rights to vote the shares. Under the 1999 Bonus Plan, the value of the phantom shares would be paid to the officer in cash after one year, unless the officer elected to defer payment for the phantom shares until his death, termination of employment, or a change in control of the Company.
The Board retains the discretion to amend or terminate the 2005 Bonus Plan in any manner and at any time.
The Board recommends that the shareholders vote FOR the approval of the 2005 Executive Bonus and Restricted Stock Plan.

PROPOSAL TO APPROVE THE 2005 STOCK INCENTIVE PLAN
(Proposal No. 4)
The Board, following recommendation by the Compensation Committee, of the Company has approved and adopted, and proposes that the shareholders approve at the Annual Meeting, the amendment and restatement of the Frozen Food Express Industries, Inc. 2002 Incentive and Nonstatutory Option Plan (the “2002 Plan”). As amended and restated, the 2002 Plan will become the 2005 Stock Incentive Plan (the “2005 Plan”). The 2002 Plan has previously been approved by the shareholders of the Company. The purpose of the amendment and restatement is to authorize the award of shares of restricted stock, stock appreciation rights, stock units and performance shares, in addition to stock options, under the 2005 Plan. The 2002 Plan only authorizes the award of stock options. The 2005 Plan will not increase the total number of shares of Common Stock currently authorized to be awarded under the 2002 Plan, which is 1.7 million shares of which 1 million shares of Common Stock have previously been granted as stock options.
A copy of the 2005 Plan, as adopted by the Board, is attached to this Proxy Statement as Exhibit C. The principal features of the 2005 Plan are described below, but such description is qualified in its entirety by reference to the complete text of the 2005 Plan.
Description of the 2005 Plan. Awards granted under the 2005 Plan will consist of the Company’s authorized Common Stock, par value $1.50 per share. The fair market value of the Company’s Common Stock as of April 1, 2005 was $11.12 per share. The 2005 Plan will provide for the grant of incentive stock options, nonstatutory options, shares of restricted stock, stock appreciation rights, stock units and performance share awards. Awards under the 2005 Plan may be made to key employees, including officers and directors who may be employees, and non-employee consultants or advisors. There are currently 125 employees of the Company who may be eligible to receive awards under the 2005 Plan, and there are 10 consultants or advisors who may be eligible to receive awards under the 2005 Plan. An aggregate of 1.7 million shares of Common Stock has been reserved for issuance under the Plan; provided, that no more than 500,000 shares of Common Stock may be awarded under the 2005 Plan in the form of shares of restricted stock, stock units, or performance shares. No eligible individual may be granted options under the 2005 Plan in any single fiscal year of the Company, the total number of shares subject to which exceed 100,000 shares.

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The 2005 Plan will be administered by the Board or by the Compensation Committee (referred to herein as the “Committee”). The Committee has full authority, subject to the terms of the 2005 Plan, to determine the individuals to whom awards are made, the number of shares of Common Stock represented by each award, the time or times at which options are granted and exercisable, the exercise price of options, and the time or times at which shares of Restricted Stock, stock units or performance shares will be issued, vested or exercisable.
The 2005 Plan may be amended by the Board. However, the 2005 Plan may not be amended without the consent of the holders of a majority of the shares of stock then outstanding to (a) increase materially the aggregate number of shares of Common Stock that may be issued under the 2005 Plan or the maximum number of shares subject to options that may be granted to any eligible individual in any single fiscal year of the Company, (b) increase materially the benefits accruing to eligible individuals under the 2005 Plan, or (c) modify materially the requirements of eligibility for participation in the 2005 Plan; provided, that such amendments may be made without the consent of the shareholders if changes occur in law or other legal requirements (including Rule 16b-3) that would permit otherwise.
Description of Restricted Stock. Restricted stock awards are grants of Common Stock subject to a required period of employment or service following the award, referred to as the restricted period, and any other conditions established by the Committee. A recipient of a restricted stock award will become the holder of shares of restricted stock free of all restrictions if he or she completes the restricted period and satisfies any other conditions; otherwise, the shares will be forfeited. Under the 2005 Plan, the restricted period may not be more than ten years. The recipient of the restricted stock will have the right to vote the shares of restricted stock and, unless the Committee determines otherwise, will have the right to receive dividends on the shares during the restricted period. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.
Description of Options and Rights under the 2005 Plan. The 2005 Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the 2005 Plan, see “Tax Treatment” below.
Incentive stock options may be granted only to employees. Non-qualified stock options may be granted to employees, consultants and advisors. The exercise price of each option shall be determined by the Committee, and may

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be equal to or greater than the fair market value of the stock on the date of grant of the option; provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Company’s Common stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.
The optionee may pay the exercise price:

(i)	in cash;
(ii)
with the approval of the Committee, by delivering or attesting to the ownership of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the option; or

(iii)	by such other method as the Committee shall approve, including payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.
Stock units may be awarded under the 2005 Plan. A grant of a stock unit is a right to receive shares of Common Stock at a future date, or upon the satisfaction of certain conditions set forth in the stock unit award. Stock appreciation rights may be awarded under the 2005 Plan. A stock appreciation right is an award that may be granted on a stand-alone basis or in tandem with a stock option, and entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of stock at the time of exercise of the stock appreciation right and (2) the fair market value of the shares of stock on the date that the stock appreciation right was granted. Under the 2005 Plan, this amount is paid to the holder upon the exercise of a stock appreciation right in the form of shares of Common Stock (valued at their fair market value at the time of exercise).
Tax Treatment of Options. Under current federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the "Spread at Exercise"). The Company will be entitled to a corresponding tax deduction. Upon the grant of an incentive stock option, no taxable income will be realized by an optionee and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee of the Company or any of its subsidiaries at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no "disqualifying disposition" of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes

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of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.

The Board recommends that shareholders vote FOR the approval of the 2005 Stock Incentive Plan.

INDEPENDENT PUBLIC ACCOUNTANTS’ INFORMATION
KPMG LLP (“KPMG”) served as the Company’s Independent Public Accountants for 2004. Representatives of KPMG are expected to be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. The Company intends to select its Independent Public Accountants for 2005 after receiving the recommendation of the Audit Committee expected at the Audit Committee’s May 2005 meeting.

AUDIT AND NON-AUDIT FEES
The following table presents fees for the professional audit services rendered and billed by KPMG for the audit of the Company's systems of internal controls and annual financial statements for the years ended December 31, 2004 and December 31, 2003 and fees billed for other services rendered by KPMG during those periods.

	FY 2004	FY 2003
Audit fees (1)	$833,000	$119,000
Tax fees (2)	13,000	10,000
All other fees (3)	-	94,000
	$846,000	$223,000

(1)
Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of the Company's system of internal controls and annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements.

(2)
Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. For fiscal 2004 and fiscal 2003, these services include review of and consultation regarding the Company's federal tax returns.

(3)	All Other Fees consist of aggregate fees billed by KPMG for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services
For the 2004 and 2003 fiscal year, the Audit Committee's policy with respect to the pre-approval of audit and non-audit services was to specifically pre-approve the terms and fees of each engagement for services to be performed by the independent registered public accounting firm. The Audit Committee did not delegate its responsibility to a member of the committee or to management.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Committee charter is available within the corporate governance section of the Company’s Internet website at www.ffex.net. For the year ended December 31, 2004 and as of the date of the adoption of this report, the Audit Committee was comprised of four directors who met the independence and experience requirements of The Nasdaq Stock Market. Mr. Armstrong is an “audit committee financial expert” as defined by the applicable rules of the Securities and Exchange Commission.
The Audit Committee oversees the Company’s system of internal controls over financial reporting and the financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of the Company’s Independent Registered Public Accounting Firm. Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls and the Company’s legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year ended December 31, 2004, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.
The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the Company’s system of internal controls over the financial reporting and the conformity of those audited financial statements with U.S. Generally Accepted Accounting Principles, their judgments as to the acceptability and quality of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under U.S. Generally Accepted Accounting Principles, including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the auditors.
The Audit Committee discussed with the Company’s internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and KPMG, with and without management present, to discuss the results of their examinations of the Company’s internal controls, and the overall quality of financial reporting.

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Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. In reliance on the reviews and discussions with management and with KPMG referred to above, and the receipt of
(i)	an unqualified opinion from KPMG LLP dated March 21, 2005 regarding the audited financial statements of the Company for the year ended December 31, 2004, and,
(ii)	an adverse opinion from KPMG, LLP with regard to the company’s internal controls over financial reporting, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS

/s/Leroy Hallman, Chair
/s/Jerry T. Armstrong
/s/W. Mike Baggett
/s/T. Michael O’Connor

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SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Rules promulgated under Section 16(a) of the Exchange Act require the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and Nasdaq. Such persons are required by SEC regulations to furnish the Company with copies of such forms they file. Based entirely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that, during 2004, all Section 16(a) filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
Shareholders intending to present proposals at the 2006 Annual Meeting of Shareholders and desiring to have those proposals included in the Company's proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Exchange Act, to the Secretary of the Company on or before December 8, 2005. For proposals that shareholders intend to present at the 2006 Annual Meeting of Shareholders outside the processes of Rule 14a-8 of the Exchange Act, unless the shareholder notifies the Secretary of the Company of such intent by February 21, 2006, any proxy solicited by the Company for such Annual Meeting of Shareholders will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the Annual Meeting of Shareholders.

By Order of the Board of Directors

/s/ Leonard W. Bartholomew
Dallas, TX	LEONARD W. BARTHOLOMEW
April 8, 2005	Secretary

A copy of the Company's Annual Report on Form 10-K for 2004 may be obtained without charge upon written request to Leonard W. Bartholomew, the Secretary of the Company, 1145 Empire Central Place, Dallas, Texas 75265 or by accessing the Company's Internet website at www.ffex.net and clicking on "SEC Filing.
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FROZEN FOOD EXPRESS INDUSTRIES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[ ]

1. **ELECTION OF DIRECTORS:**
Class I (three-year term):
(1) Jerry T. Armstrong
(2) Leroy Hallman

For All	Withhold All	For All Except
0	0	0

____
For all nominees except as noted above

For	Against	Abstain
0	0	0

For	Against	Abstain
0	0	0

4. Proposal to approve the 2005 Stock Incentive Plan.

For	Against	Abstain
0	0	0

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW AT LEFT ☐

Date: ______________________

____

____
Signature of Shareholder(s)

When shares are held by joint tenants, both should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer who should indicate his title. If a partnership, please sign in partnership name by authorized person. Please date, sign and mail this proxy card in the enclosed envelope. No postage is required if mailed in the United States.

▲ FOLD AND DETACH HERE ▲

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

7049—Frozen Food Express Industries, Inc.

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6

PROXY

FROZEN FOOD EXPRESS INDUSTRIES, INC.

PROXY

Annual Meeting of Shareholders—May 5, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the notice, dated April 7, 2005, of the Annual Meeting of Shareholders of Frozen Food Express Industries, Inc. (herein called the "Company") to be held on Thursday, May 5, 2005, at 3:30 p.m., Dallas, Texas time, at The City Club, 901 Main Street, 69th Floor, Dallas, Texas 75201, and the Proxy Statement, also dated April 7, 2005, in connection therewith (herein called the "Proxy Statement"), and (2) constitutes and appoints Stoney M. Stubbs, Jr., and F. Dixon McElwee, Jr., and each of them (if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of capital stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment thereof. The Board of Directors of the Company recommends a vote For election of its two nominees for directors and For Proposals 2, 3 and 4 set forth on the reverse.

The proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

7049—Frozen Food Express Industries, Inc.

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2005 Annual Meeting of Frozen Food Express Industries, Inc.

CITY CLUB
901 Main Street, Suite 6900
Dallas, Texas 75202-3794

DIRECTIONS
From Dallas/Fort Worth International Airport
DFW Airport South Exit
Highway 183 East to I-35E South (Toward Dallas/Irving)
Exit Commerce St. East / Reunion Blvd.
Follow Commerce Exit to Main St.
Right on Lamar to Surface or Garage Parking

From Love Field Airport
Airport Exit South
Right on Mockingbird
Take I-35E South
Exit Commerce St. East / Reunion Blvd.
Follow Commerce Exit to Main St.
Right on Lamar to Surface or Garage Parking

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APPENDIX A

FROZEN FOOD EXPRESS INDUSTRIES, INC.

2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

1.  PURPOSE.

The purposes of the Frozen Food Express Industries, Inc., 2005 Non-Employee Director Restricted Stock Plan (this "Plan") are to promote the growth and prosperity of Frozen Food Express Industries, Inc. (the "Company"), to attract and retain the best available people to serve as independent directors of the Company and to encourage stock ownership by such directors and thus increase their personal interest in the Company's success.

2.  ADMINISTRATION.

(a)  This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may from time to time prescribe, amend and rescind such rules, regulations, provisions and procedures, consistent with the terms of this Plan, as may be advisable in its opinion in the administration of this Plan, and subject to the terms of this Plan shall prescribe the provisions of the restricted stock agreements to be issued hereunder and make all other determinations and interpretations necessary or advisable for administering this Plan and the stock option agreements.

(b)  A majority of the Board shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board, shall be the acts of the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all persons interested in this Plan.

3.  SHARES AVAILABLE FOR AWARD UNDER THIS PLAN.

(a)  The stock to be subject to awards granted under this Plan shall be shares of the Company's common stock, par value $1.50 per share (the "Common Stock"), either authorized and unissued or treasury stock.

(b)  In the event of a merger, consolidation, reorganization, recapitalization, subdivision or any other similar change affecting the stock of the Company, an appropriate adjustment to reflect any such change shall be made in the total number and class of shares for which awards may be granted, the number and class of shares underlying awards to be granted in accordance with Section 4(a), and the number and class of shares. Such adjustment shall be as determined by the Board; provided, however, that any such computation shall be rounded to the nearest whole share and no such modification shall require the issuance of fractional shares.

(c)  The total amount of stock reserved for issuance under the Plan in the form of shares of Restricted Stock shall be 50,000 shares (subject to adjustment in accordance with Section 3(b)).

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(d)  In the event any outstanding award for any reason expires, is forfeited, cancelled or otherwise terminates, the shares allocable to the award shall again be available for issuance under this Plan.

(e)  Nothing in this Plan or in any award granted pursuant to this Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the removal of such person as a director in accordance with the Articles of Incorporation and Bylaws.

4.  ELIGIBILITY AND AWARDS.

Each director of the Company who is not at the time of the grant of an award an officer or employee of the Company ("Non-Employee Director") shall be eligible to receive an award of restricted stock under this Plan on the day of a Non-Employee Director's initial appointment or election (whichever comes first) to the Board. Annually thereafter, on the day of each annual meeting of stockholders of the Company that occurs after the date of such Director’s initial appointment or election to the Board, such individual shall be eligible to receive an award of restricted stock under this Plan. Each such date (of appointment, election or the annual stockholders’ meeting) shall be the “Date of Grant” with respect to an award. The Board shall determine from time to time the number of shares of Restricted Stock to be issued to an eligible Non-Employee Director.

5.  VESTING OF RESTRICTED STOCK.

Unless otherwise determined by the Board and set forth in the Award Agreement, all shares of Restricted Stock awarded under this Plan shall vest over a period of three (3) years from the Date of Grant, one-third (1/3) on each anniversary of the Date of Grant, provided that the Non-Employee Director continues to serve as such at each vesting date.

If a Non-Employee Director dies while serving on the Board, the shares of Restricted Stock theretofore granted to such director shall become fully vested as of the date of his or her death

6.  TERMS AND CONDITIONS OF RESTRICTED STOCK.

  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, until vested in accordance with paragraph 5. Except for such restrictions, the Non-Employee Director as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

  Except as otherwise determined by the Board in its sole discretion, a Non-Employee Director whose service as a director terminates prior to full vesting of the Restricted Stock shall forfeit all non-vested shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

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Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Non-Employee Director and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Frozen Food Express Industries, Inc. 2005 Non-Employee Director Restricted Stock Plan and an agreement entered into between the registered owner and Frozen Food Express Industries, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247.

At each vesting date, Restricted Stock will be transferred free of all restrictions to a Non-Employee Director (or his or her legal representative, beneficiary or heir).

7.  AMENDMENT AND DISCONTINUANCE.

The Board may at any time amend this Plan, provided that, except as permitted by Section 3(b), no amendment without the approval of shareholders shall: (a) increase the total number of shares of Restricted Stock that may be granted, (b) change the class of persons eligible to receive shares of Restricted Stock under this Plan, or (c) change the provisions relating to the administration of this Plan by the Board.

The Board may terminate this Plan at any time but such termination shall not affect shares of Restricted Stock previously granted.

8.  RESERVATION OF SHARES.

During the term of this Plan, the Company shall at all times reserve and keep available, and will obtain from any regulatory body having jurisdiction any requisite authority in order to issue such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain any authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance of such stock as to which such authority shall not have been obtained.

9.  SECURITIES ACT OF 1933.

Unless (a) the shares to be issued upon an award have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended; or (b) in the opinion of counsel for the Company, no such registration is necessary, the Company shall be under no obligation to issue any shares covered by any award.

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10.  SECTION 16.

With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

11.  EFFECTIVE DATE; TERM OF PLAN.

This Plan shall become effective as of May 5, 2005; provided, however, if this Plan is not approved by the holders of a majority of the stock of the Company present or represented by proxy and entitled to vote at the annual meeting of shareholders of the Company on May 5, 2005, any awards granted under this Plan shall be null, void and of no force and effect as of their grant date, and this Plan shall terminate. This Plan shall terminate on May 5, 2015, unless sooner terminated as provided in this Plan. At the end of such term, this Plan shall expire except for awards then outstanding.

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APPENDIX B

FFE TRANSPORATION SERVICES, INC.

2005 EXECUTIVE BONUS AND RESTRICTED STOCK PLAN

This Executive Bonus and Restricted Stock Plan (hereafter this “Plan”), dated as of January 1, 2005 (the “Effective Date”), by FFE Transportation Services, Inc., a Delaware corporation (“FFE”) which is a wholly-owned subsidiary of FFE, Inc. (“Inc.”), a Delaware corporation which is a wholly-owned subsidiary of Frozen Food Express Industries, Inc. (“Industries”), a Texas corporation, for the benefit of certain officers of FFE.

PURPOSE

FFE has established this Plan for the benefit of specified officers of FFE in order to enhance the benefits to the covered officers, allow the officers to share in the growth of FFE through the appreciation in the value of the common stock of Industries, and to provide the officers with greater incentive to promote the grown of Industries’ shareholder value. The purpose of the Plan is to align the financial interests of key officers of FFE with those of Industries’ shareholders through the use of awards, payable in the common stock of Industries, upon the attainment of predetermined performance goals.

TERMS

1.  DEFINITION. For the purposes of this Plan, the following terms shall have the meanings set forth below:

(a)  The term “Committee” shall mean a committee of the Board of Directors of Industries, which shall consist of not less than two persons who are “Non-Employee Directors” as defined in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 and who meet such additional criteria as the Board of Directors of Industries shall determine so that any incentive bonuses paid pursuant to this Plan shall be exempt from the limitation set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended.

(b)  The term “Compensation” shall mean a Participant’s base compensation (as determined by the Committee) for the specified period and shall exclude any non-recurring compensation such as bonus payments.

(c)  The term “Fair Market Value” shall mean the closing sales price of the securities per share, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question.

(d)  The term “Operating Ratio” shall mean with respect to any particular Participant, the ratio of Industries’, or one or more of its operating entities’ or groups’, as set forth on Exhibit A attached to this Plan, operating expenses to operating revenues for the applicable fiscal year, as adjusted by the Committee for such specific items, if any, that the Committee in its sole discretion deems appropriate.

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(e)  The term “Participant” shall mean each officer of FFE, including without limitation, any officer of Industries that is an officer of FFE, whose name is set forth on Exhibit A.

2.  DETERMINATION OF BONUS. With respect to each fiscal year commencing with fiscal year 2005, each Participant shall be entitled to an incentive bonus (“Bonus”) calculated pursuant to a formula determined on the basis of such Participant’s Operating Ratio targets and specified percentages of such Participant’s Compensation, if the Committee certifies that the applicable target has been obtained. The targets and percentages for all Participants are shown on Exhibit A attached to this Plan. On or before the last day of any fiscal year, the Committee may, in its sole discretion, redetermine who will be a Participant (provided that such person must be an officer of FFE) for the subsequent fiscal year and the Operating Ratio targets and percentages to be used to calculate the Participants’ Bonuses for the subsequent fiscal year by amending Exhibit A attached to this Plan.

3.  PAYMENT OF BONUS AND ISSUANCE OF RESTRICTED STOCK.

(a)  Each Participant’s Bonus for any fiscal year shall be paid by FFE to such Participant as soon as practicable after the consolidated financial statements of Industries for such fiscal year have been prepared. [Note: Section 409A will require either that (i) the bonus be paid within 2 ½ months after the close of the fiscal year, or (ii) if paid at a later date, then the payment date must be a fixed date, ie., on May 1, and cannot be accelerated.]

(b)  In addition to the payment of any Bonus to a Participant, FFE shall award shares of Restricted Stock to each Participant under the Industries’ 2005 Stock Incentive Plan (the “Stock Incentive Plan”). The number of shares of Restricted Stock shall be equal to 50% of the amount of the Participant’s Bonus for that fiscal year divided by the applicable Share Value. The applicable Share Value shall mean the amount that is the lower of (i) the Fair Market Value of a share of Stock as of the last business day of the fiscal year immediately preceding the fiscal year for which the Participant’s Bonus was awarded and (ii) the average of the Fair Market Values of a share of Stock as of the last business day of each calendar month of the fiscal year for which the Participant’s Bonus was awarded.

(c)  Shares of Restricted Stock shall be awarded to a Participant as of the last business day of the fiscal year for which the Participant’s Bonus was awarded (the “Grant Date”).

(d)  If the specified bonus percentage for a Participant’s Operating Ratio for any fiscal year is a negative number, no award for the fiscal year will be made. Rather, the Committee shall have the option to reduce each Participant’s Compensation for the next calendar year, or for such other period as the Committee may determine, by such percentage.

4.  ADJUSTMENT TO NUMBER OF SHARES OF RESTRICTED STOCK.

If the Operating Ratio applicable to a Participant for the fiscal year ended December 31, 2005 is less than 96 percent and the Committee certifies thereto, the Participant’s restricted stock grant shall be increased as of the end of such fiscal year by the number of shares set forth opposite the name of such Participant on Exhibit B attached to this Plan.

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5.  VESTING OF RESTRICTED STOCK.

(a)  The shares of Restricted Stock awarded to Participants shall vest over a three-year period, one-third on each anniversary of the Grant Date, provided that the Participant remains employed by FFE or a related corporation on the vesting date.

(b)  If a Participant dies while employed by FFE or a related corporation, 100% of his shares of Restricted Stock awarded under this Plan shall become vested.

(c)  The terms and conditions of the Restricted Stock award shall be set forth in an Award Agreement and shall be subject to the provisions of the Stock Incentive Plan.

6.  NON-TRANSFERABILTY. Neither the shares of Restricted Stock nor any rights and benefits granted in this Plan may be transferred, assigned, pledged, or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process.

7.  NO FIDUCIARY RELATIONSHIP. The Boards of Directors and the officers of FFE, Industries and Inc. shall have no duty to manage or operate in order to maximize the benefits granted to the Participants hereunder, but rather shall have full discretionary power to make all management and operational decisions based on their determination of their respective best interest. This Plan shall not be construed to create a fiduciary relationship between such Boards or the officers of FEE, Industries or Inc. and the Participant.

8.  GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

9.  NO EMPLOYMENT GUARANTEE. Nothing in this Plan shall be construed as an employment contract or a guarantee of continued employment. The rights of any Participant shall only be those as are expressly set forth in this Plan.

10.  ADMINISTRATION. The Committee shall administer this Plan and shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretative rules and regulations relating to the Plan, (b) to determine the Participants and the terms under which they may participate in this Plan, (c) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.

11.  TAXES. FFE shall be entitled to deduct from amounts payable hereunder any sums required by federal, state, or local tax law to be withheld with respect to such payments.

12.  AMENDMENT. In addition to the amendments to this Plan contemplated by Section 2, the Board of Directors may amend or terminate this Plan in its sole discretion.

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13.  GENERAL CREDFITOR STATUS. The Participants shall, in no event, be regarded as standing in any position, if at all, other than as a general creditor of FFE with respect to any rights derived from the existence of this Plan and shall receive only FFE’s unfunded and unsecured promise to pay benefits under this Plan.

14.  CAPTIONS. The captions in this Plan are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Plan or any of the provisions hereof.

15.  SEVERABILITY. If any provision of this Plan is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and shall not invalidate the remaining provisions of this Plan, and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Plan.

16.  COSTS. All expenses and costs incurred in connection with the operation of this Plan shall be borne by FFE.

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EXHIBIT A

INCENTIVE BONUS CALCULATION

Participants: Stoney M. (Mit) Stubbs, Jr., Charles G. Robertson and F. Dixon McElwee, Jr.

Operating Ratio Targets and Bonus Percentages Applicable to all Participants:

Operating Ratio of Industries	Participant’s Bonus Percentage For 2005
100.0 or more…………………	-15%
99.9-96.1……………………	0
96.0-95.6……………………	10
95.5-95.1……………………	20
95.0-94.6……………………	30
94.5-94.1……………………	40
94.0-93.6……………………	50
93.5-93.1……………………	60
93.0-92.6……………………	70
92.5-92.1……………………	80
92.0-91.6……………………	90
91.5 or less……………………	100

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APPENDIX C

FROZEN FOOD EXPRESS INDUSTRIES, INC.
2005 STOCK INCENTIVE PLAN
PURPOSE OF PLAN

The Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan (the "Plan") has been established as a complete amendment and restatement of the Frozen Food Express Industries, Inc. 2002 Incentive and Nonstatutory Option Plan (the “Prior Plan”) by Frozen Food Express Industries, Inc. (the "Company") to:

(a)	Attract and retain employees of the Company and certain consultants and advisors to provide services to the Company;

(b)	Motivate participating employees and consultants, by means of appropriate incentives, to achieve long-range goals;

(c)	Provide incentive compensation opportunities which are competitive with those of our peer group of corporations; and

(d)	Further identify Holders’ interests with those of the Company's other stockholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

SECTION 1.  DEFINITIONS

1.1
"Award" means the grant of any Option, share of Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2	"Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

1.3	"Board of Directors" means the board of directors of the Corporation.

1.4	"Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

1.5	"Change in Control" means the event that is deemed to have occurred if:

(a)
any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that does not currently own a five percent (5%) or greater equity interest in the Corporation or in any Related Corporation becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or of any Related Corporation representing fifteen percent (15%) or more of the combined voting power of the Corporation's or Related Corporation's, as the case may be, then outstanding voting securities; or

(b)
a change in the composition of the Board of Directors occurring within a two (2) year period, as a result of which members of the Incumbent Board cease to constitute at least a majority of the Board of Directors; or

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(c)
the Corporation or any Related Corporation shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the Voting Securities of the Corporation or any Related Corporation, as the case may be, outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the Voting Securities of the Corporation or any Related Corporation, as the case may be, or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or

(d)
the stockholders of the Corporation or any Related Corporation approve a plan of complete liquidation of the Corporation or any Related Corporation or the consummation of an agreement for the sale or disposition by the Corporation or any Related Corporation of all or substantially all of the Corporation's or Related Corporation's assets and such plan or agreement becomes effective, other than a liquidation or sale which would result in the Corporation directly or indirectly owning such interest or assets.

1.6	"Code" means the Internal Revenue Code of 1986, as amended.

1.7	"Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.8	"Corporation" means Frozen Food Express Industries, Inc., a Texas corporation.

1.9	"Date of Grant" has the meaning given it in Paragraph 4.3.

1.10	"Disability" has the meaning given it in Paragraph 10.5.

1.11	"Effective Date" means the first date that the Plan has been approved by both the Board of Directors and the stockholders of the Corporation, as provided in Paragraph 11.1.

1.12
"Eligible Individual" means (a) a Key Employee or (b) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

1.13
"Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

1.14	"Exchange Act" means the Securities Exchange Act of 1934, or any successor law, as it may be amended from time to time.

1.15	"Exercise Notice" has the meaning given it in Paragraph 5.5.

1.16	"Exercise Price" has the meaning given it in Paragraph 5.4.

1.17
"Fair Market Value" means, for a particular day, the market price of the Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

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1.18	"Holder" means an Eligible Individual to whom an Award has been granted or such Eligible Individual's Permitted Transferee.

1.19	"Incentive Option" means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.20
"Incumbent Board" means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election or appointment by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.

1.21	"Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

1.22	"Non-Employee Director" has the meaning given it in Rule 16b-3.

1.23
"Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

1.24	"Non-Surviving Event" means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.35.

1.25
"Normal Retirement" means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement at any time on or after the date on which the Holder reaches age sixty-five (65).

1.26	"Option" means either an Incentive Option or a Nonstatutory Option, or both.

1.27	"Outside Director" has the meaning given it under Section 162(m) of the Code.

1.28	“Performance Shares” has the meaning ascribed to it in Section 7.

1.29
"Permitted Transferee" means an Eligible Individual's spouse, children, or grandchildren, a trust established by the Eligible Individual for the benefit of the Eligible Individual and/or his or her spouse, children, or grandchildren, a family partnership or limited liability company whose partners or members are the Eligible Individual, his or her spouse, children, or grandchildren, and/or a trust that would be a Permitted Transferee, or any other Person, the transfer to whom has been approved by the Committee in its sole discretion.

1.30
"Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, or a trust or other entity. A Person, together with that Person's affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single "Person."

1.31	"Plan" means the Corporation's 2005 Stock Incentive Plan, as it may be amended from time to time.

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1.32
"Related Corporation" shall mean FFE, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, and FFE Transportation Services, Inc., a Delaware corporation and wholly-owned subsidiary of FFE, Inc.

1.33	"Restricted Period" has the meaning ascribed to it in Section 6.

1.34	"Restricted Stock" has the meaning ascribed to it in Section 6.

1.35	"Restructure" means the occurrence of anyone or more of the following:

(a)
The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

(b)	The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with

(i)	the Corporation not being the continuing or surviving entity of that merger or consolidation or

(ii)
the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock of the Corporation being changed into or exchanged for stock or other securities of any other Person or of the Corporation, or into cash or other property; or

(c)
The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.36	"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.37	"Securities Act" means the Securities Act of 1933, or any successor law, as it may be amended from time to time.

1.38
"Stock" means the Corporation's authorized common stock, par value $1.50 per share, as described in the Corporation's Articles of Incorporation as it exists at the Effective Date, or any other securities that are substituted for the Stock as provided in Section 9.

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1.39	"Stock Appreciation Right" has the meaning ascribed to it in Section 8.

1.40	"Stock Units" has the meaning ascribed to it in Section 7.

1.41
"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.42	"Total Shares" has the meaning given it in Paragraph 9.2.

1.43
"Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

SECTION 2.  SHARES OF STOCK SUBJECT TO THE PLAN

2.1
Maximum Amount of Shares. Subject to the provisions of Paragraph 2.6 and Section 9 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 850,000 shares. Notwithstanding the foregoing, the maximum number of shares of Stock that may be issued in the form of Restricted Stock, Stock Units or Performance Shares under the Plan shall be no more than 500,000 out of such 850,000 shares.

2.2
Reduction in Available Shares. In computing the total number of shares available at a particular time for Awards under the Plan, there shall be counted against the limitations stated in Paragraph 2.1 the number of shares of Stock awarded or subject to issuance upon exercise or settlement of Awards and the number of shares of Stock that have been awarded or issued upon exercise or settlement of Awards (except as otherwise provided in Paragraph 2.3).

2.3
Restoration of Unused and Surrendered Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares provided for in Paragraph 2.2 and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

2.4
Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time in its sole discretion.

2.5
Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

2.6
Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then--outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

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SECTION 3.  ADMINISTRATION OF THE PLAN

3.1
Committee. The Committee shall administer the Plan with respect to all Eligible Individuals who are subject to Section 162(m) of the Code. The Board of Directors may administer the Plan with respect to all other Eligible Individuals or may delegate all or part of that duty to the Committee. Except for references in Paragraphs 3.1, 3.2, and 3.3 and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors. The Committee shall be constituted so that, as long as Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be both a Non-Employee Director and an Outside Director and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available, and for the performance-based compensation exception under Section 162(m) of the Code. If the Committee is nevertheless not so constituted, then the Plan shall be administered, and each grant of Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be approved, by the Board of Directors. No discretion regarding Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code shall be afforded to a person who is not both a Non-Employee Director and an Outside Director. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall be no less than two persons.

3.2
Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal of a member from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days prior written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

3.3
Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation, the By-laws of the Corporation, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, so long as either is applicable, as the Committee may deem advisable.

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3.4
Committee's Powers. Subject to the express provisions of the Plan, Rule 16b-3 and the performance-based compensation exception under Section 162(m) of the Code, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability or vesting of any Award that has been granted; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals who are subject to Section 16(b) of the Exchange Act or take any action that would disqualify an award for the performance-based compensation exception under Section 162(m) of the Code; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and the performance--based compensation exception under Section 162(m) of the Code, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.4 shall be final and conclusive.

SECTION 4: ELIGIBILITY AND PARTICIPATION

4.1	Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

4.2
Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations; provided, however, that no Eligible Individual shall be granted Options in any single fiscal year of the Corporation, the total number of shares subject to which exceed 100,000 shares.

4.3
Date of Grant. The date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and the Holder.

4.4
Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5
Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 425 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

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4.6	No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5.  TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10) .

5.1	Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

5.2
Vesting. Each Award Agreement shall state the time or periods in which or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition.

5.3
Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of such Option.

5.4
Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"). The Exercise Price per share of Stock subject to an Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5
Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by the Holder of the Option or, if the Holder is dead or Disabled, by the person authorized to exercise the Option pursuant to Paragraphs 10.3, 10.5 or 10.7, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 5.5 have been satisfied.

5.6	Incentive Option Exercises. During the Holder's lifetime, only the Holder may exercise an Incentive Option.

5.7
Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) on the Committee's prior consent (expressed in the original Award Agreement in the case of any Incentive Option), by surrendering or attesting to ownership of shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

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5.8
Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised, and the Corporation shall promptly deliver the exercised shares to the brokerage firm. To accomplish this transaction, the Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from the Holder to the Corporation to deliver the stock certificates directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker shall then deliver to the Corporation that portion of the sale necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to the Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

5.9
Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Option. Upon the exercise of an Option requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation's minimum statutory obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of withholding) to satisfy the Corporation's tax withholding obligations, based on the shares' Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, in its sole discretion, deny any Holder's request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the Holder shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the Holder to pay to the Corporation the amount of any taxes that are required by law to be withheld with respect to such disposition.

5.10
Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Paragraph 9.2, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 425(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

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5.11
No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.12
Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, the performance-based compensation exception of Section 162(m) of the Code, and any consent required by the last sentence of this Paragraph 5.12, the Committee may (a) modify, vest, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 5.12.

5.13
Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.  TERMS AND CONDITIONS OF RESTRICTED STOCK

All shares of Restricted Stock granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

6.1
Definition. Restricted Stock awards are grants of Stock to Eligible Individuals, the vesting of which is subject to a required period of employment or service as a consultant, and any other conditions set forth in the Award Agreement.

6.2	Terms and Conditions of Awards.

(a)
Restricted Stock awarded to Holders may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of 10 years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Holder as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

(b)
The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Holder or group of Holders, but in no case shall the length of the Restricted Period be less than one year.

(c)
Except as otherwise determined by the Board in its sole discretion, a Holder whose employment or service with the Company and all Related Corporations terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

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(d)
Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Holder and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Frozen Food Express Industries, Inc. 2005 Stock Incentive Plan and an agreement entered into between the registered owner and Frozen Food Express Industries, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Frozen Food Express Industries, Inc., 1145 Empire Central Place, Dallas, Texas 75247.”

(e)	At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

SECTION 7.  TERMS AND CONDITIONS OF STOCK UNITS AND PERFORMANCE SHARE AWARDS

All Stock Units and Performance Shares granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

7.1
Definition. A “Stock Unit” Award is the grant of a right to receive shares of Stock in the future. A “Performance Share” Award is a grant of shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

7.2
Terms and Conditions of Awards. For each Holder, the Board will determine the timing of awards; the number of Stock Units or Performance Shares awarded; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units or Performance Shares, either currently or on a deferred basis.

7.3
Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of shares of Stock to be issued. Payment for Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned Performance Shares to be paid in cash and the number to be paid in Stock. For Performance Shares payable in shares of Stock, one share of Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the end of the performance period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

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7.4
Retirement, Death or Termination. A Holder whose employment or service with the Corporation and Related Corporations terminates because of Normal Retirement or death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Holder was employed (or during which he rendered services as a consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Holder’s employment or service with the Corporation and Related Corporations terminates for any reason other than Normal Retirement or death (i) during a performance period, or (ii) prior to the delivery date for Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service terminates. Notwithstanding the foregoing provisions of this Paragraph 7.4, the Board may determine that the Holder will be entitled to receive all or any portion of the Performance Shares or Stock Units that he or she would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board, in its sole discretion, deems desirable.

SECTION 8.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Sections 9 and 10; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Paragraphs 9.2 and 9.3 and any of the terms and provisions of Section 10 (other than Paragraph 10.10).

8.1
Definition. A Stock Appreciation Right is an award that may be granted on a stand-alone basis or in tandem with an Incentive Option or a Nonstatutory Option, and entitles the Holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of the shares of Stock on the Date of Grant of the Stock Appreciation Right, subject to the following provisions of this Section 8.

8.2
Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the Holder to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value of the shares of Stock as of the Date of Grant of the Stock Appreciation Right. The exercise of a Stock Appreciation Right that is granted in tandem with an Option will result in the surrender of the related Incentive Option or Nonstatutory Option and, unless otherwise provided by the Board in its sole discretion, the exercise of an Option granted in tandem with a Stock Appreciation Right will result in the surrender of the related Stock Appreciation Right.

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8.3
Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board, but shall be not later than the Expiration Date for any tandem Option. If neither the right nor the tandem Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in shares of Stock (valued at their Fair Market Value at the time of exercise).

SECTION 9.  ADJUSTMENT PROVISIONS

9.1
Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)
If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation shall be increased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(b)
If at any time or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, (iii) the maximum number of shares of Stock subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation shall be decreased proportionately, and (iv) the Exercise Price for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Options shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Options remain exercisable or subject to restrictions.

(c)
In the event of any other change in the outstanding shares of Stock of the Corporation by reason of any spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other change affecting the outstanding shares of Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the aggregate number of shares of Stock with respect to which awards may be made under the Plan, (ii) the terms and the number of shares and/or the price per share of any outstanding Options, Stock Appreciation Rights, Restricted Stock and Stock Units and Performance Share Awards, and (iii) the maximum number of shares of Stock subject to Options that may be granted to any eligible Individual in any single fiscal year of the Corporation. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. Adjustments, if any, and any determination or interpretations made by the Committee shall be final, binding and conclusive. For purposes of this Paragraph 9.1, conversion of any convertible securities of the Corporation shall not be deemed to have been effected without receipt of consideration. Except as expressly provided herein, no issuance by the Corporation of shares of any class or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

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(d)
Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 9.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in exercise price and the number of shares of Stock, other securities, cash or property subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

(e)
Adjustments under subparagraphs 9.1(a), (b) and (c) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

9.2
Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control, all outstanding Options, shares of Restricted Stock, Stock Units, Performance Share Awards and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Award that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, earned or vested (the total number of shares of Stock as to which an Award is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall receive or be entitled to purchase (in lieu of the Total Shares that the Holder would otherwise receive or be entitled to purchase) the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

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9.3
Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)
no outstanding Option, shares of Restricted Stock, Stock Units, Performance Share Awards or Stock Appreciation Rights shall become vested or exercisable merely because of the occurrence of the Restructure; and

(b)	in the Committee’s discretion, the Corporation may (but shall not be required to) take any one or more of the following actions:

(i)
accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Awards so as to provide that those Awards shall be vested and exercisable before, upon, or after the consummation of the Restructure;

(ii)
if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

(iii)
redeem in whole or in part any one or more of the outstanding Options, Stock Units, Performance Share Awards or Stock Appreciation Rights (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Paragraphs 5.9 and 10.14 in an amount equal to the Fair Market Value determined as of a date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed (in excess of the Exercise Price in the case of an Option, or the Fair Market Value of the shares of Stock at the Date of Grant in the case of a Stock Appreciation Right).

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9.4
The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 9.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 9.3 that requires the amendment or cancellation of any Award Agreement, as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 9.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 9.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or vested upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to receive or purchase (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to receive or purchase) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate Exercise Price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).

9.5
Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 10.  ADDITIONAL PROVISIONS

10.1
Termination of Employment. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than the Holder's death or Disability (hereafter defined), then any and all Awards held by that Holder in the Holder's capacity as an Employee as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder's employment is terminated shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date of the Holder's termination. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.

10.2
Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder's death, then any and all Awards held by the Holder that were granted because of that capacity as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date the Holder ceases to serve in such capacity shall be exercisable by that Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) ninety (90) days following the date the Holder ceases to serve in such capacity. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.

10.3
Death. Upon (a) the death of a Holder who is an Eligible Individual because the Holder is an Employee, during the Holder's employment or within ninety (90) days following the Holder's retirement described in Paragraph 10.4 below, or (b) the death of a Holder who is an Eligible Individual because the Holder is serving in a capacity other than as an Employee, then any and all Awards held by the Holder that are not yet exercisable as of the date of the Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder's death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 10.3, no Award held by a Holder shall be exercisable after the death of that Holder.

10.4
Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and that employment relationship is terminated by reason of the Holder's Normal Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that retirement shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 90 days following the date of retirement.

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10.5
Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder's Disability, then the portion, if any, of any and all Awards held by the Holder that are not yet vested or exercisable as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by the Holder that are vested and exercisable as of the date of that termination shall survive the termination for the lesser of (a) the original term of the Award or (b) one year following the date of termination, and the Award shall be exercisable by the Holder, his guardian, or his legal representative. "Disability" shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder's employment.

10.6
Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

10.7
Transferability of Awards. Incentive Options, Stock Units and Performance Share Awards, and, during the period of restriction, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Options may be exercised during the lifetime of the Holder only by the Holder or his guardian or legal representative. If provided in the Award agreement, Nonstatutory Options and Stock Appreciation Rights may be transferred by a Holder to Permitted Transferees, and may be exercised either by the Holder, his guardian or legal representative and as otherwise permitted under the laws of descent and distribution, or by a Permitted Transferee.

10.8
Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

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10.9
Delivery of Certificates of Stock. Subject to Paragraph 10.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option or Stock Appreciation Right has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price, if applicable, and any tax withholding as may be requested. The value of the shares of Stock transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Option under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

10.10
Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from the Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder's death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

10.11
Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.

10.12
Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 10.12, such as:

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THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED "FROZEN FOOD EXPRESS INDUSTRIES, INC. 2005 STOCK INCENTIVE PLAN" AS ADOPTED BY FROZEN FOOD EXPRESS INDUSTRIES, INC. (THE "CORPORATION") ON __________, 2005, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND (HOLDER) DATED _______________, 20__, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

10.13
Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 9. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

10.14
Payment of Taxes. All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied through the surrender of shares of Stock which the Holder already owns, or to which a Holder is otherwise entitled under the Plan. When a Holder is entitled to receive shares of Stock pursuant to the exercise of a Stock Appreciation Right or with respect to an award of Restricted Stock, Stock Units and Performance Shares pursuant to the Plan, the Corporation shall have the right to require the Holder to pay to the Corporation the amount of any taxes that it is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

10.15
Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

10.16	Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

10.17
Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

10.18
Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.

10.19
Consideration. No Option shall be exercisable with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

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SECTION 11.  EFFECTIVENESS, DURATION AND AMENDMENT OF PLAN

11.1
Effectiveness. The Plan shall not be effective unless and until it has been approved by both the Board of Directors and the holders of a majority of the shares of Stock of the Corporation present or represented by proxy and entitled to vote at the meeting of the stockholders of the Corporation at which the Plan is presented for stockholder approval. No Awards may be granted prior to the Effective Date.

11.2
Duration. No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (a) the Effective Date and (b) the date the Plan is approved by the stockholders of the Corporation.

11.3
Amendment and Termination. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder, or the performance-based compensation exception of Section 162(m) of the Code. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to (a) increase materially the aggregate number of shares of Stock that may be issued under the Plan or the maximum number of shares subject to Options that may be granted to any Eligible Individual in any single fiscal year of the Corporation (except for adjustments pursuant to Section 9 of the Plan), (b) increase materially the benefits accruing to Eligible Individuals under the Plan, or (c) modify materially the requirements of eligibility for participation in the Plan; provided, however, that such amendments may be made without the consent of stockholders of the Corporation if changes occur in law or other legal requirements (including 16b-3) that would permit otherwise.

SECTION 12.  GENERAL

12.1	Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Options may be used for any general corporate purpose.

12.2
Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the Holder's employment at any time.

12.3
No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

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12.4
Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.5
Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

12.6
Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

12.7
Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

12.8	No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

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12.9
Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its rights under this Plan.

12.10
Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

12.11
Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

12.12	Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

12.13
Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

12.14
Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

12.15	Waiver of Notice. Any person entitled to notice hereunder may waive such notice.

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12.16
Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees, and distributees, and Permitted Transferees, upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

12.17	Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

12.18
Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Texas corporate law conflicts with the contract law of such state, in which event Texas corporate law shall govern. The obligation of the Corporation to deliver or sell Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

12.19
Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

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